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                                                                   EXHIBIT 10.35

International Digital Investors, Inc.
January 15, 1997
Page 1

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                     INTERNATIONAL DIGITAL INVESTORS, L.P.
                        701 BRICKELL AVENUE, SUITE 2420
                             MIAMI, FLORIDA  33131


                               January 15, 1997


STYLES ON VIDEO, INC.
667 Rancho Conejo Boulevard
Newbury Park, California  91320

Gentlemen:

     Reference is hereby made to that certain Securities Exchange Agreement dated January 15, 1997 between Styles on Video, Inc. ("SOV"), a Delaware corporation, and International Digital Investors, L.P. ("IDI"), a Delaware limited partnership, pursuant to which SOV agreed to exchange 2,943,605 shares (the "Initial Shares") of its common stock, par value $.001 per share (the "Common Stock"), for the Series A Warrant held by IDI representing the right to acquire 3,914,882 shares of Common Stock, and to exchange 1,403,882 shares (the "Remaining Shares") of Common Stock for such portion of the Series B Warrant held by IDI equal to the right to acquire 1,867,029 shares of Common Stock. Reference is further made to the fact that certain holders of SOV warrants (the "Qualified Warrants"), including IDI, may be entitled to exchange such Qualified Warrants for a pro rata portion of the Remaining Shares.

     It is our understanding that SOV intends to seek, and expects to receive, timely shareholder approval to increase the number of authorized but unissued shares of Common Stock to such number equal to or in excess of the number of shares of Common Stock underlying SOV's currently outstanding warrants. The execution of this Letter Agreement will serve as the acknowledgment by the undersigned that in the event any holders of Qualified Warrants wish to exercise such warrants in such amounts as would exceed the number of authorized and unissued shares of Common Stock, IDI shall return to SOV such percentage of the Remaining Shares equal to the quotient of (x) the number of Qualified Warrants exercised divided by (y) the total number of Qualified Warrants.

     This letter may be executed in one or more counterparts.

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International Digital Investors, Inc.
January 15, 1997
Page 2

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     Please indicate your agreement and consent to the foregoing by signing the enclosed copy of this letter where indicated below and return the same to the attention of the undersigned on behalf of IDI.


                                  Sincerely,

                                  INTERNATIONAL DIGITAL INVESTORS, L.P.


                                  By:_____________________________________


AGREED TO and ACCEPTED this
____ day of January 1997.


STYLES ON VIDEO, INC.


By:__________________________________